UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 1, 2006
                                                           ------------


                              Books-A-Million, Inc.
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             (Exact name of registrant as specified in its charter)


DELAWARE                            0-20664                           63-0798460
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(State or other jurisdiction       (Commission                     (IRS Employer
 of incorporation)                 File Number)              Identification No.)


402 Industrial Lane, Birmingham, Alabama                          35211
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(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (205) 942-3737
                                                          -----------------


                                       N/A
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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                  Section 5 - Changes in Control of Registrant


     Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On June 1, 2006, Books-A-Million, Inc. (the "Company") appointed Douglas Markham Chief Financial Officer, effective July 5, 2006. In his new role, Mr. Markham will report to Sandra Cochran, President and Chief Executive Officer of Books-A-Million, Inc.

     Mr. Markham will replace the current Chief Financial Officer, Richard S. Wallington, who will continue to serve as Chief Financial Officer until the effective date. It is anticipated that Mr. Wallington will remain with the Company following the effective date to assist with the transition of his duties to Mr. Markham for a period to be determined.

     Mr. Markham, 50, has over 30 years experience in finance and accounting for some of the nation's top retailers and comes to the Company from Saks, Inc. ("Saks"). In his more than 10 years with Saks, Mr. Markham held the roles of Corporate Controller, Vice President and Controller, and, most recently, Senior Vice President and Controller. Mr. Markham holds an M.B.A. in Finance from Georgia State University and a B.B.A. in Accounting from the University of Texas at El Paso. Mr. Markham is also a registered C.P.A.

     A copy of the news release announcing the appointment of Mr. Markham and the replacement of Mr. Wallington is attached hereto as Exhibit 99.1 and incorporated by reference herein.


                  Section 9 - Financial Statements and Exhibits



Item 9.01 Financial Statements and Exhibits.


(d) Exhibits.


     The exhibit is furnished pursuant to Item 5.02 and shall not be deemed to be "filed."

Exhibit No.              Document Description
99.1                     Press Release dated June 5, 2006






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    _____________BOOKS-A-MILLION, INC._______
                                                 ---------------------
                                                      (Registrant)

Date _June  6, 2006_______
                                  ____________/s/ Sandra B. Cochran___________
                                              ---------------------
                                                    (Signature)
                                 Name:  Sandra B. Cochran
                                 Title:   President and Chief Executive Officer

                                  EXHIBIT INDEX





Exhibit No.              Document Description
99.1                     Press Release dated June 5, 2006